UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2014

INCEPTION MINING INC.

(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	333-147056	35-2302128
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

5320 South 900 East, Suite 260

Murray, Utah 84107

(Address of principal executive offices) (zip code)

801-428-9703

(Registrant’s telephone number, including area code)

Copies to:

Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York 11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 15, 2014, Inception Mining Inc. (the “Company”) released information by way of an internet interview on www.stocktraderstalk.com relating to the Company’s U.P. and Burlington patented mining claims and the initiation of the Company’s bulk sampling program and expanded resource confirmation program. A transcript of the interview can be found at the following link www.stocktraderstalk.com.

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INCEPTION MINING INC.

Date: July 30, 2014	By:	/s/ Michael Ahlin
Michael Ahlin
Chief Executive Officer